Exhibit 10.39

EXECUTION VERSION

FIRST REVOLVER EXTENSION AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of February 20, 2014 (this “Revolver Extension Amendment”), among Sabre GLBL Inc., a Delaware corporation (the “Borrower”), Sabre Holdings Corporation, a Delaware corporation (“Holdings”), each of the other Loan Parties, Bank of America, N.A. (“BANA”), administrative agent (the “Administrative Agent”) and the Revolving Credit Lenders party hereto (each an “Extending Lender” and collectively, the “Extending Lenders”).

WHEREAS, the Borrower, Holdings, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended, amended and restated, modified and/or supplemented through and including the date hereof (but not including pursuant to this Revolver Extension Amendment), the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower;

WHEREAS, pursuant to Section 2.16(b) of the Credit Agreement, the Borrower may from time to time request that all or a portion of the Revolving Credit Commitments of a given Class (and related Revolving Credit Loans) be converted to extend the scheduled maturity date with respect to all or a portion of such Revolving Credit Commitments and the Revolving Loans thereunder, subject to the terms and conditions set forth therein;

WHEREAS, pursuant to a Revolving Credit Extension Request dated February 14, 2014 (the “Revolving Credit Extension Request”), the Borrower has requested an extension of the termination date and the scheduled maturity date of the Class of Revolving Credit Commitments set forth in clause (i) of the definition of “Revolving Credit Commitment” (the “Existing Revolving Credit Commitments” and the related Class of revolving credit loans thereunder, the “Existing Revolving Credit Loans”) and the scheduled maturity date of any payment of principal with respect to all or a portion of any principal amount of the Existing Revolving Credit Loans;

WHEREAS, each Extending Lender, subject to the terms and conditions contained herein, has agreed to the Revolving Credit Extension Request and has elected to convert its Existing Revolving Credit Commitments into a new and separate Class of Extended Revolving Credit Commitments (the “2014 Extended Revolving Credit Commitments” and the related Class of revolving credit loans thereunder, the “2014 Extended Revolving Credit Loans”);

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Extension. (a) For the avoidance of doubt, (i) this Revolver Extension Amendment constitutes an “Extension Amendment” pursuant to which a new Class of Extended Revolving Credit Commitments is created pursuant to Section 2.16 of the Credit Agreement, (ii) each Revolving Credit Lender that has executed and delivered a counterpart to this Revolver Extension Amendment has made an “Extension Election” and constitutes an “Extending Lender” with respect to its 2014 Extended Revolving Credit Commitments and 2014 Extended Revolving Credit Loans (if any) and (iii) the First Revolver Extension Effective Date constitutes an “Extension Date” under Section 2.16 of the Credit Agreement.

(b) Subject to the terms and conditions set forth herein and the occurrence of the First Revolver Extension Effective Date (as defined below), each Extending Lender agrees to convert all of its Existing Revolving Credit Commitments (and related Existing Revolving Credit Loans) into 2014 Extended Revolving Credit Commitments and 2014 Extended Revolving Credit Loans, as applicable. The Existing Revolving Credit Commitments of Revolving Credit Lenders that are not Extending Lenders party hereto shall remain unaffected and outstanding pursuant to the Credit Agreement.

(c) Each of the parties to this Revolver Extension Amendment hereby agrees that on the First Revolver Extension Effective Date, (i) the Existing Revolving Credit Commitments (and related Existing Revolving Credit Loans (if any)) of each Extending Lender shall be converted into 2014 Extended Revolving Credit Commitments and 2014 Extended Revolving Credit Loans, as applicable, (ii) the 2014 Extended Revolving Credit Commitments shall constitute a new “Class” of Extended Revolving Credit Commitments for all purposes of the Credit Agreement and the other Loan Documents, (iii) the 2014 Extended Revolving Credit Loans shall constitute a new “Class” of Extended Revolving Credit Loans for all purposes of the Credit Agreement and the other Loan Documents, (iv) the 2014 Extended Revolving Credit Commitments of each Extending Lender shall become “Revolving Credit Commitments” of such Lender for all purposes of the Credit Agreement and the other Loan Documents and (v) the 2014 Extended Revolving Credit Loans of the Extending Lenders shall become “Revolving Credit Loans” for all purposes of the Credit Agreement and the other Loan Documents.

(d) Each of the parties to this Revolver Extension Amendment hereby agrees that the 2014 Extended Revolving Credit Commitments (and related 2014 Extended Revolving Credit Loans) established pursuant to this Revolver Extension Amendment shall have the “Interest Rates” and “Maturity Date” set forth on Annex I hereto and that all other terms and conditions applicable to the 2014 Extended Revolving Credit Commitments and related 2014 Extended Revolving Credit Loans shall be the same as the corresponding terms and conditions applicable to the Existing Revolving Credit Commitments and related Existing Revolving Credit Loans.

(e) Each of the parties to this Revolver Extension Amendment hereby agrees that (A) borrowings, voluntary prepayments and voluntary commitment reductions (other than in connection with a permanent repayment and termination of commitments at the final stated maturity of any shorter tenored Revolving Credit Commitment (including the Existing Revolving Credit Commitments)) of Loans with respect to any 2014 Extended Revolving Credit Commitments shall be made on a pro rata basis with all other Revolving Credit Commitments, (B) assignments and participations of the 2014 Extended Revolving Credit Commitments and the 2014 Extended Revolving Credit Loans shall be governed by Section 11.07 of the Credit Agreement and (C) subject to the provisions of Sections 2.03(l) and 2.04(a)(ii) of the Credit Agreement, all Swing Line Loans and Letters of Credit shall be participated on a pro rata basis by all Revolving Credit Lenders in accordance with their Pro Rata Share of the Revolving Credit Commitments.

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(f) The Administrative Agent is hereby authorized to prepare, in consultation with the Borrower, the schedule of Revolving Credit Commitments, as Schedule 2.01A to the Credit Agreement, reflecting the 2014 Extended Revolving Credit Commitments and the then remaining Existing Revolving Credit Commitments, and the amounts reflected therein shall be conclusive absent demonstrable error. The Administrative Agent shall distribute to each Revolving Credit Lender such new Schedule 2.01A promptly following the First Revolver Extension Effective Date.

SECTION 3. Amendments to Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:

“Allocable Revolving Share” means, at any time, with respect to the Revolving Credit Commitments of any Class, the percentage of the total Revolving Credit Commitments represented at such time by such Class; provided that if any such Class of Revolving Credit Commitments has been terminated, then the Allocable Revolving Share of each applicable Lender shall be determined (except as otherwise provided in Section 2.06(e)) based on the Allocable Revolving Share of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof.

“Extended Revolving Credit Lender” means, at any time, any Revolving Credit Lender that has an Extended Revolving Credit Commitment and/or related Revolving Credit Exposure at such time.

“Non-Extended Revolving Credit Lender” means, at any time, each Revolving Credit Lender holding Existing Revolving Credit Commitments and/or Existing Revolving Credit Loans that does not constitute an Extended Revolving Credit Lender.

(b) Section 2.03(c)(vii) of the Credit Agreement is hereby restated in its entirety as follows:

“(vii) If, at any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Credit Lender such Lender’s L/C Advance in respect of such payment in accordance with this Section 2.03(c), the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Pro Rata Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding and any differential in the interest payable to such Lender attributable to the Applicable Rate for such Lender’s L/C Advance as an Extended Revolving Credit Lender or a Non-Extended Revolving Credit Lender, as applicable) in the same funds as those received by the Administrative Agent.”

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(c) Section 2.03(h) of the Credit Agreement is hereby restated in its entirety as follows:

“(h) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Pro Rata Share (subject to adjustment to reflect any differential in Applicable Rates for the various Lenders’ extensions of credit as Extended Revolving Credit Lenders and/or Non-Extended Revolving Credit Lenders) a Letter of Credit fee for each Letter of Credit issued pursuant to this Agreement equal to the Applicable Rate then in effect for the applicable Class or Classes of the respective Revolving Credit Lender’s Revolving Credit Commitments times the daily maximum amount then available to be drawn under such Letter of Credit (whether or not (1) such maximum amount is then in effect under such Letter of Credit, if such maximum amount increases periodically pursuant to the terms of such Letter of Credit or (2) the conditions to drawing under such Letter of Credit can then be satisfied) less the fronting fee paid with respect to such Letter of Credit under Section 2.03(i) below. Such letter of credit fees shall be computed on a quarterly basis in arrears. Such letter of credit fees shall be due and payable in Dollars on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on any relevant Maturity Date (for any applicable Revolving Credit Commitments then expiring) or the Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily maximum amount of each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.”

(d) Section 2.04(d) of the Credit Agreement is hereby restated in its entirety as follows:

“(d) Repayment of Participations.

(i) At any time after any Revolving Credit Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Pro Rata Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded and any differential in the interest payable to such Lender attributable to the Applicable Rate for such Lender’s risk participation as an Extended Revolving Credit Lender or a Non-Extended Revolving Credit Lender, as the case may be) in the same funds as those received by the Swing Line Lender.

(ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 11.06 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Credit Lender shall pay to the Swing Line Lender its Pro Rata Share thereof (appropriately adjusted, in the case of interest payments to reflect any differential in the interest payable to such Lender attributable to the Applicable Rate for such Lender’s risk participation as an Extended Revolving Credit Lender or a Non-Extended Revolving Credit Lender, as the case may be) on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender.”

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(e) Section 2.08(a) of the Credit Agreement is hereby restated in its entirety as follows:

“(a) Subject to the provisions of Section 2.08(b), (i) each Eurocurrency Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus the Applicable Rate plus (in the case of a Eurocurrency Rate Loan of any Lender which is lent from a Lending Office in the United Kingdom or a Participating Member State) the Mandatory Cost; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for Revolving Credit Loans (for such purpose, using the Applicable Rate for Revolving Credit Loans that do not constitute Extended Revolving Credit Loans with respect to that portion of the principal amount of such Swing Line Loan equal to the Allocable Revolving Share of the Non-Extended Revolving Credit Lenders of the total principal amount of such Swing Line Loan and the Applicable Rates for Extended Revolving Credit Loans of one or more Classes with respect to those portions of the principal amount of such Swing Line Loan equal to the Allocable Revolving Shares of the various Classes of Extended Revolving Credit Lenders of the total principal amount of such Swing Line Loan). For the avoidance of doubt, each Revolving Credit Loan denominated in an Alternative Currency shall be a Eurocurrency Rate Loan.”

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Revolver Extension Amendment, each Loan Party represents and warrants to each of the Lenders party hereto and the Administrative Agent that:

(a) the execution, delivery and performance by each Loan Party of this Revolver Extension Amendment has been duly authorized by all necessary corporate or other organizational action, as applicable, of such Loan Party;

(b) this Revolver Extension Amendment has been duly executed and delivered by such Loan Party;

(c) each of this Revolver Extension Amendment, the Credit Agreement and each other Loan Document to which each Loan Party is a party, after giving effect to the amendments pursuant to this Revolver Extension Amendment, constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, subject to (i) Debtor Relief Laws and to general principles of equity, (ii) the need for filings and registrations necessary to create or perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties and (iii) the effect of foreign Laws, rules and regulations as they relate to pledges of Equity Interests in Foreign Subsidiaries (provided that, for the avoidance of doubt, no Loan Party shall have any obligation to create or perfect the Liens under foreign Laws);

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(d) no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Revolver Extension Amendment or the Credit Agreement, after giving effect to the amendments pursuant to this Revolver Extension Amendment, or for the consummation of the transactions contemplated hereby;

(e) the execution, delivery and performance by each Loan Party of this Revolver Extension Amendment and the performance of the Credit Agreement, after giving effect to the amendments pursuant to this Revolver Extension Amendment, are within such Loan Party’s corporate and other powers and do not and will not (i) contravene the terms of any of such Person’s Organization Documents or (ii) violate any applicable material Law; except in the case of this clause (ii) to the extent that such violation or contravention would not reasonably be expected to have a Material Adverse Effect; and

(f) immediately before and after giving effect to this Revolver Extension Amendment and the transactions contemplated hereby (i) the representations and warranties set forth in Article V of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date; provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates, and (ii) no Default or Event of Default shall have occurred and be continuing as of the First Revolver Extension Effective Date, after giving effect to this Revolver Extension Amendment and the transactions contemplated hereby.

SECTION 5. Effectiveness. This Revolver Extension Amendment shall become effective as of the date (the “First Revolver Extension Effective Date”) on which each of the following conditions shall have been satisfied:

(a) the Administrative Agent (or its counsel) shall have received counterparts of this Revolver Extension Amendment that, when taken together, bear the signatures of (i) Holdings, (ii) the Borrower, (iii) each other Loan Party (iv) the Administrative Agent and (iv) each Extending Lender;

(b) the Administrative Agent shall have received a certificate from the chief financial officer of the Borrower substantially in the form of the certificate delivered pursuant to Section 4.01(a)(vi) of the Credit Agreement (with appropriate modifications to reflect the consummation of the transactions contemplated by this Revolver Extension Amendment on the First Revolver Extenstion Effective Date) attesting to the Solvency of the Borrower and its Restricted Subsidiaries (taken as a whole) after giving effect to this Revolver Extension Amendment;

(c) the Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying that the conditions precedent set forth in Sections 4.02(a) and (b) of the Credit Agreement shall have been satisfied on and as of the First Extension Effective Date;

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(d) the Administrative Agent shall have received such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party and the authorization of this Revolver Extension Amendment and amendment of the Credit Agreement and the other transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent;

(e) the Administrative Agent shall have received favorable customary legal opinions of (i) Young Conaway Stargatt & Taylor LLP, Delaware counsel to the Loan Parties and (ii) Cleary Gottlieb Steen & Hamilton LLP, New York counsel to the Loan Parties, in each case, as to any matter reasonably requested by the Administrative Agent, addressed to the Lenders and the Administrative Agent, dated the First Revolver Extension Effective Date and in form and substance reasonably satisfactory to the Administrative Agent, which the Loan Parties hereby request such counsel to deliver; and

(f) the Administrative Agent and the arrangers of this Revolver Extension Amendment, as applicable, shall have received payment of all fees and other amounts due and payable on or prior to the First Revolver Extension Effective Date and, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket costs and expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

The Administrative Agent shall notify the Borrower and the Lenders of the First Revolver Extension Effective Date, and such notice shall be conclusive and binding.

SECTION 6. Reaffirmation of Guaranty and Security. The Borrower and each other Loan Party, by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Revolver Extension Amendment or the Credit Agreement, after giving effect to this Revolver Extension Amendment, the Collateral Documents continue to be in full force and effect and (b) affirms and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document, in each case after giving effect to this Revolver Extension Amendment, including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Collateral Documents to secure such Obligations, all as provided in the Collateral Documents as originally executed, and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents, in each case after giving effect to this Revolver Extension Amendment.

SECTION 7. Reference to Agreement. From and after the First Revolver Extension Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby, and the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Credit Agreement as amended

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hereby and as may be further amended, supplemented or otherwise modified from time to time. For the avoidance of doubt, any references to “the date hereof” in the Credit Agreement shall refer to February 19, 2013.

SECTION 8. Counterparts. This Revolver Extension Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopy or other electronic image scan transmission of an executed counterpart of a signature page to this Revolver Extension Amendment shall be effective as delivery of an original executed counterpart of this Revolver Extension Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopy or other electronic image scan transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopy or other electronic image scan transmission.

SECTION 9. Governing Law. THIS REVOLVER EXTENSION AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 10. Jurisdiction. ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS REVOLVER EXTENSION AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS REVOLVER EXTENSION AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY (IN THE BOROUGH OF MANHATTAN) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS REVOLVER EXTENSION AMENDMENT, THE BORROWER, HOLDINGS, EACH OTHER GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES NOT TO COMMENCE ANY SUCH LEGAL ACTION OR PROCEEDING IN ANY OTHER JURISDICTION, TO THE EXTENT PERMITTED BY APPLICABLE LAW. THE BORROWER, HOLDINGS, EACH OTHER GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS REVOLVER EXTENSION AMENDMENT OR OTHER DOCUMENT RELATED THERETO.

SECTION 11. Headings. The headings of this Revolver Extension Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 12. No Novation. This Revolver Extension Amendment shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any

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guarantee thereof, and the liens and security interests existing immediately prior to the First Revolver Extension Effective Date in favor of the Administrative Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Revolver Extension Amendment or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the Credit Agreement or the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and such obligations are in all respects continuing with only the terms being modified as provided in this Revolver Extension Amendment. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby. This Revolver Extension Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement. Each Guarantor further agrees that nothing in the Credit Agreement, this Revolver Extension Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement.

SECTION 13. Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement.

SECTION 14. Severability. If any provision of this Revolver Extension Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Revolver Extension Amendment and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 15. Successors. The terms of this Revolver Extension Amendment shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and assigns.

SECTION 16. No Waiver. Except as expressly set forth herein, this Revolver Extension Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to receive a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

[Remainder of this page intentionally left blank]

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ANNEX I

IN WITNESS WHEREOF, the parties hereto have caused this Revolver Extension Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

SABRE GLBL INC.,

By:	/s/ Richard A. Simonson
	Name:	Richard A. Simonson
	Title:	Chief Financial Officer

SABRE HOLDINGS CORPORATION,

By:	/s/ Richard A. Simonson
	Name:	Richard A. Simonson
	Title:	Chief Financial Officer

EACH OF THE LOAN PARTIES LISTED BELOW, hereby consents to the entering into of this Revolver Extension Amendment and agrees to the provisions hereof:

GetThere Inc.

GetThere L.P., by its General Partner, GetThere     Inc.

lastminute.com LLC

lastminute.com Holdings, Inc.

Sabre International Newco, Inc.

Sabre Investments, Inc.

SabreMark G.P., LLC

SabreMark Limited Partnership, by its General     Partner, SabreMark G.P., LLC

Site59.com, LLC

SST Finance, Inc.

SST Holding, Inc.

Travelocity Holdings I, LLC

Travelocity Holdings, Inc.

Travelocity.com LLC

Travelocity.com LP, by its General Partner,     Travelocity.com LLC

TVL Common, Inc.

By:
	Name:	Sterling L. Miller
	Title:	Corporate Secretary

[Signature Page to Sabre First Revolver Extension Amendment (2014)]

IN WITNESS WHEREOF, the parties hereto have caused this Revolver Extension Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

SABRE GLBL INC.,

By:
	Name:	Richard A. Simonson
	Title:	Chief Financial Officer

SABRE HOLDINGS CORPORATION,

By:
	Name:	Richard A. Simonson
	Title:	Chief Financial Officer

EACH OF THE LOAN PARTIES LISTED BELOW, hereby consents to the entering into of this Revolver Extension Amendment and agrees to the provisions hereof:

GetThere Inc.

GetThere L.P., by its General Partner, GetThere     Inc.

lastminute.com LLC

lastminute.com Holdings, Inc.

Sabre International Newco, Inc.

Sabre Investments, Inc.

SabreMark G.P., LLC

SabreMark Limited Partnership, by its General     Partner, SabreMark G.P., LLC

Site59.com, LLC

SST Finance, Inc.

SST Holding, Inc.

Travelocity Holdings I, LLC

Travelocity Holdings, Inc.

Travelocity.com LLC

Travelocity.com LP, by its General Partner,     Travelocity.com LLC

TVL Common, Inc.

By:	/s/ Sterling L. Miller
	Name:	Sterling L. Miller
	Title:	Corporate Secretary

[Signature Page to Sabre First Revolver Extension Amendment (2014)]

BANK OF AMERICA, N.A., as Administrative Agent and Extending Lender

By:	/s/ James B. Meanor, II
	Name:	James B. Meanor, II
	Title:	Managing Director

[Signature Page to Sabre First Revolver Extension Amendment (2014)]

GOLDMAN SACHS BANK USA, as Extending Lender

By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Authorized Signatory

[Signature Page to Sabre First Revolver Extension Amendment (2014)]

MORGAN STANLEY SENIOR FUNDING, INC., as Extending Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

[Signature Page to Sabre First Revolver Extension Amendment (2014)]

MORGAN STANLEY BANK, N.A., as Extending Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

[Signature Page to Sabre First Revolver Extension Amendment (2014)]

DEUTSCHE BANK AG NEW YORK BRANCH, as Extending Lender

By:	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Managing Director

By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

[Signature Page to Sabre First Revolver Extension Amendment (2014)]

NATIXIS, NEW YORK BRANCH, as Extending Lender

By:	/s/ Christian Paragot-Rieutort
	Name:	Christian Paragot-Rieutort
	Title:	Director

By:	/s/ Marcus M. Tarkington
	Name:	Gerardo Conet
	Title:	Managing Director

[Signature Page to Sabre First Revolver Extension Amendment (2014)]

MIZUHO BANK, LTD., as Extending Lender

By:	/s/ James R. Fayen
	Name:	James R. Fayen
	Title:	Deputy General Manager

[Signature Page to Sabre First Revolver Extension Amendment (2014)]

ANNEX I

SUMMARY OF TERMS

Dated as of February 20, 2014

Interest Rates:	The Applicable Rate with respect to the 2014 Extended Revolving Credit Loans will be a percentage per annum equal to (a) until delivery of financial statements for the first full fiscal quarter ending after the First Revolver Extension Effective Date pursuant to Section 6.01 of the Credit Agreement, the percentages per annum listed in the table below, assuming a “Pricing Level” of “1”, and (b) thereafter, the percentages per annum listed in the table below, based upon the Senior Secured First-Lien Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a) of the Credit Agreement:

Applicable Rate
Pricing Level	Senior Secured First- Lien Net Leverage Ratio	Eurocurrency Rate for 2014 Extended Revolving Credit Loans and Letter of Credit Fees	Base Rate for 2014 Extended Revolving Credit Loans
1	>3.25:1.0	3.00%	2.00%
2	<3.25:1.0	2.75%	1.75%

Any increase or decrease in the Applicable Rate resulting from a change in the Senior Secured First-Lien Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a) of the Credit Agreement; provided that at the option of the Required Lenders (and if exercised with respect to this Class of 2014 Extended Revolving Credit Loans), Pricing Level 1 shall apply (x) as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the Pricing Level otherwise determined in accordance with the definition of Applicable Rate shall apply) and (y) as of the first Business Day after an Event of Default under Section 9.01(a) of the Credit Agreement shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply).

Notwithstanding anything to the contrary contained above in this definition or elsewhere in the Credit Agreement, if it is subsequently determined that the Senior Secured First-Lien Net Leverage Ratio set forth in any Compliance Certificate delivered to the Administrative Agent is inaccurate for any reason and the result thereof is that the Lenders of the 2014 Extended Revolving Credit Loans received interest or fees for any period based on an Applicable Rate that is less than that which would have been applicable had the Senior Secured First-Lien Net Leverage Ratio been accurately determined, then, for all purposes of this Agreement, the “Applicable Rate” for any day occurring within the period covered by such Compliance Certificate shall retroactively be deemed to be the relevant percentage as based upon the accurately determined Senior Secured First-Lien Net Leverage Ratio for such period, and any shortfall in the interest or fees theretofore paid by the Borrower for the relevant period pursuant to Sections 2.08 and 2.09 of the Credit Agreement as a result of the miscalculation of the Senior Secured First-Lien Net Leverage Ratio shall be deemed to be (and shall be) due and payable under the relevant provisions of Section 2.08 or 2.09 the Credit Agreement, as applicable, at the time the interest or fees for such period were required to be paid pursuant to said Section (and shall remain due and payable until paid in full, together with all amounts owing under said Section 2.08, in accordance with the terms of the Credit Agreement).

Maturity Date:	February 19, 2019; provided that if as of November 19, 2018 (or, in the case of any Permitted Refinancing of the Term B Loans, the date occurring three months prior to the maturity date thereof), any Term B Loans (or Permitted Refinancings (including successive Permitted Refinancings) thereof) remain outstanding with a maturity date occurring less than one year after the maturity date of the 2014 Extended Revolving Credit Loans, the Extended Revolving Credit Loans and Swing Line Loans will mature on November 19, 2018 (or, in the case of any such Permitted Refinancing of the Term B Loans, on the date occurring three months prior to the maturity date thereof).